EXHIBIT 10.2

Execution Version

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of March 20, 2012 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made and given by GRYPHON GOLD CORPORATION, a corporation organized and existing under the laws of the State of Nevada, as pledgor (together with any successors in such capacity, the “Pledgor”) in favor and for the benefit of WATERTON GLOBAL VALUE, L.P., by its Investment Manager, Altitude Management Limited (with its successors and assigns, the “Secured Party”).

Recitals

A.           Pursuant to that certain Bridge Loan Agreement of even date herewith (as amended, modified, supplemented, restated, replaced or extended the “Loan Agreement”) by and between the Pledgor, as borrower, Borealis Mining Company, a Nevada corporation, as a guarantor (the “Guarantor”) and the Secured Party, as lender, the Secured Party has agreed to make certain loans to the Pledgor in the amount and on and subject to the terms and conditions stated therein. Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings assigned to such terms in the Loan Agreement.

B.           The Pledgor and the Secured Party have entered into that certain Gold and Silver Supply Agreement dated March 20, 2012 (the “Gold and Silver Supply Agreement”), whereby Pledgor has agreed to sell gold and silver to Secured Party at the price, and subject to the terms and conditions, stated therein.  The obligation of Pledgor to sell gold and silver to Secured Party pursuant to the Gold and Silver Supply Agreement is independent of the Loan Agreement, and shall remain in effect for the term set forth in such Gold and Silver Supply Agreement.

C.           The Guarantor is a wholly-owned subsidiary of the Pledgor, and both the Guarantor and the Borrower will directly and indirectly benefit from the Loan Agreement and the Loan made to the Pledgor pursuant thereto.  The Guarantor has irrevocably and unconditionally guaranteed the payment and performance obligations of the Pledgor arising under the Loan Agreement and each other Loan Document (as defined in the Loan Agreement) pursuant to a Guarantee of even date herewith (the “Guarantee”).

D.           The Pledgor and the Guarantor are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each of them has a direct, tangible and immediate impact on the success of the other.  The Pledgor is interested in and will be financially benefited by the business success of the Guarantor and has entered into this Agreement and the other Loan Documents for legitimate business purposes.

E.           In order to secure the prompt and complete payment and performance of all indebtedness, guaranties, duties, covenants, agreements and obligations owing or to be owed by Pledgor to Secured Party, and as a condition to Secured Party entering into the Loan Agreement and making the Loan to Pledgor, Pledgor has agreed to execute and deliver this Agreement to Secured Party.

Agreement

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Secured Party hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

1.1.  Definitions.

(a) Unless otherwise defined herein or in the Loan Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b) Terms used but not otherwise defined herein that are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement.

(c) The following terms shall have the following meanings:

 “Agreement” shall have the meaning assigned to such term in the Preamble hereof.

 “Distributions” shall mean, collectively, all dividends, cash, Equity Interests, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to Pledgor in respect of, in substitution for, in addition to, or in exchange for any or all of the Pledged Securities.

“Equity Interest” shall mean (i)  in the case of a corporation, capital stock, whether common, preferred or other, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests or other interests (however designated) representing a share of the profits and losses and (v) any other right, interest, participation or classification that represents or confers an ownership interest, a control interest or a right to receive a share of the profits and losses or distribution of assets.

“Event of Default” shall have the meaning assigned to such term in Section 7.1 hereof.

“Gold and Silver Supply Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Issuer” shall mean any issuer of Equity Interests that are included in, part of or otherwise constitute Pledged Securities.

“Lien” shall mean as to any Person, any mortgage, deed of trust, debenture, lien, pledge, charge, security interest, hypothecation, indenture, preferential right, assignment, option, production payment or other lien, encumbrance or collateral security instrument in, on or to, or any right or interest, or the title of any vendor, lessor, the Secured Party or other secured party to, or interest or title of any Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such Person, the signing of any mortgage, deed of trust, pledge, charge, security agreement, hypothecation, indenture, assignment or similar instrument, or the signing or filing of a financing statement, personal property security act filing or other similar instrument, which names such Person as debtor, or the signing of any security agreement or other similar instrument authorizing any other party as the secured party thereunder to file any financing statement, personal property security act filing or other similar instrument.  A Person shall be deemed to be the owner of any assets that it has placed in trust for the benefit of the holders of its indebtedness, which indebtedness is deemed to be extinguished under generally accepted accounting principles but for which such Person remains legally liable, and such trust shall be deemed to be a Lien.

“Obligations” means the full, punctual and complete observance and performance of all present and future duties, covenants, indebtedness, responsibilities and obligations, monetary and otherwise, due to Secured Party by Pledgor under the Loan Agreement, the Gold and Silver Supply Agreement, this Agreement or any other Loan Document (extending to all principal amounts, interest, late charges, fees, prepayment fees, early termination fees, costs and all other charges, sums and amounts, as well as all costs and expenses payable by Pledgor under the Loan Agreement, the Gold and Silver Supply Agreement, this Agreement and any other Loan Document), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, joint or several, arising as principal, guarantor, surety, accommodation party or otherwise, whether or not now contemplated, whether or not any instrument or agreement relating thereto specifically refers to this Agreement, as well as all renewals, refinancings, consolidations, re-castings and extensions of any of the foregoing.

“Organizational Documents” shall mean, with respect to any Person, the articles of incorporation, certificate of incorporation, bylaws, articles of organization, articles of formation, formation certificate, operating agreement, limited liability company agreement, partnership agreement, joint venture agreement or such other organizational or governing documents, instruments or agreements of a Person.

 “Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively: (i) the Scheduled Equity Interests, (ii) all options, warrants, rights, agreements and additional Equity Interests of whatever class of such Issuer acquired by the Pledgor (including by issuance) in respect of such Scheduled Equity Interests or any other Equity Interest described in (i) through (vii) of this definition of “Pledged Securities,” (iii) all rights, privileges, authority and powers of the Pledgor relating to such Scheduled Equity Interests or any other Equity Interest described in (i) through (vii) of this definition of “Pledged Securities,” or under any Organizational Document of such Issuer, (iv) all certificates, instruments and agreements representing such Scheduled Equity Interests or any other Equity Interest described in (i) through (vii) of this definition of “Pledged Securities,” (v) all Distributions with respect to the Scheduled Equity Interests or any other Equity Interest described in (i) through (vii) of this definition of “Pledged Securities,” (vi) all additional Equity Interests arising or resulting from a stock split, stock dividend, revision, reclassification, exchange or otherwise, with respect to a Scheduled Equity Interests or any other Equity Interest described in (i) through (vii) of this definition of “Pledged Securities,” and (vii) all Equity Interests issued in respect of the foregoing Equity Interests upon any merger or consolidation of any Issuer, in the case of (i) – (vii) whether now existing or hereafter acquired.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

 “Scheduled Equity Interests” all of the issued and outstanding Equity Interests from time to time owned or controlled by the Pledgor, including all Equity Interests of Guarantor, with such Equity Interests being further described on Schedule 1 attached hereto.

“Secured Party” shall have the meaning assigned to such term in the Preamble hereof.

 “UCC” shall mean the Uniform Commercial Code as in effect from time to time in such United States jurisdiction that governs the perfection or priority of the Secured Party’s security interest in any item or portion of the Pledged Collateral.

ARTICLE II
GRANT OF SECURITY AND OBLIGATIONS

2.1.  Grant of Security Interest.

(a) As collateral security for the prompt and complete payment and performance in full of all the Obligations, the Pledgor hereby pledges, assigns and grants to the Secured Party, a Lien on and continuing security interest in and to all of the right, title and interest of the Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i) all Pledged Securities;

(ii) all books and records relating to the Pledged Securities; and

(iii) all proceeds of any of the foregoing Pledged Collateral and all substitutions and replacements for, profits and products of, and Distributions with respect to, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to the foregoing Pledged Collateral.

(b) From and after the Closing Date, the Pledgor shall not permit to become effective in any document creating, governing or providing for any Equity Interest, instrument or general intangible, a provision that would prohibit the creation of a Lien on such Equity Interest, instrument or general intangible in favor of the Secured Party.

(c) The Secured Party’s security interest shall continually exist until all Obligations have been paid and performed in full.

2.2.  Filings.

(a) The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements or other similar filings and amendments thereto covering the Pledged Collateral that contain the information required, with respect to each applicable jurisdiction, whether pursuant Article 9 of the UCC or other  Governmental Requirements, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to the Pledgor, and (ii) any financing or continuation statements or other documents or instruments, without the signature of the Pledgor where permitted by law.  The Pledgor agrees to provide all information described in the immediately preceding sentence to the Secured Party promptly upon request by the Secured Party.

ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

3.1.  Delivery of Certificated Securities Collateral; Perfection.  The Pledgor represents and warrants that: (a) the Pledged Securities are represented by certificates; (b) all certificates, agreements or instruments representing or evidencing the Pledged Securities in existence on the date hereof have been delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank; (c) all requisite taxes, fees and other amounts, including stock transfer tax stamps, imposed by applicable Governmental Authorities in connection with this Agreement and the delivery of the certificates, agreements or instruments referred to in the foregoing clause (b), have been, or upon delivery to the Secured Party will be, paid in full; (d) all necessary and appropriate entries, notations, and written descriptions in the books, records or share registry of the Pledgor and each Issuer of Pledged Securities, which are necessary or desirable to create, evidence, or perfect the pledge of the Pledged Collateral pursuant hereto have been made; and (e) upon delivery of the Pledged Securities and the necessary endorsements to the Secured Party, the Secured Party will have a valid and perfected first priority security interest in the Pledged Collateral.  The Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Pledged Securities acquired by the Pledgor after the date hereof shall promptly (but in any event within five (5) Business Days after receipt thereof by the Pledgor) be delivered to and held by or on behalf of the Secured Party pursuant hereto, and the Pledgor shall forthwith take all other actions necessary, appropriate or desirable pursuant to Governmental Requirement to create, evidence, and perfect the pledge of the Pledged Collateral.  All certificated Pledged Securities shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Secured Party.  The Secured Party shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Secured Party or any of its nominees or endorse for negotiation any or all of the Pledged Securities, without any indication that such Pledged Securities is subject to the security interest hereunder.  In addition, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right at any time to exchange certificates representing or evidencing Pledged Securities for certificates of smaller or larger denominations.

3.2.  Issuer Acknowledgment and Undertaking.  The Pledgor shall deliver, or cause to be delivered, to the Secured Party an Acknowledgment and Undertaking in the form of Exhibit A hereto executed by each Issuer.

3.3.  Supplements; Further Assurances.  The Pledgor shall take such further actions, execute and/or deliver to the Secured Party such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments and make or cause to be made such entries and notations in the books, records or share registry of the Pledgor or the Issuer of the Pledged Securities, as the Secured Party may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve, record and protect the pledge of and security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Secured Party hereunder, to carry into effect the purposes hereof or to assure and confirm the validity, enforceability and priority of the Secured Party’s security interest in the Pledged Collateral or to permit the Secured Party to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, amendments, continuation statements and other documents (including this Agreement) under the UCC or other Governmental Requirement.  Without limiting the generality of the foregoing, the Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Secured Party from time to time upon reasonable request by the Secured Party such schedules, descriptions and designations of the Pledged Collateral, additional security agreements, financing statements, transfer endorsements, powers of attorney, certificates, notations in the books, records and shareholder registry documents of the Issuer of the Pledged Securities, and other actions, assurances or instruments as the Secured Party shall reasonably request.  If an Event of Default has occurred and is continuing, the Secured Party may institute and maintain, in its own name or in the name of the Pledgor, such suits and proceedings as the Secured Party may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral.  All of the foregoing shall be at the sole cost and expense of the Pledgor in accordance with Section 9.13.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS

The Pledgor hereby remakes and restated its representations, warranties and covenants set forth in the Loan Agreement and incorporates them herein as if set forth herein and further represents, warrants and covenants as follows:

4.1.  Title.

(a) The Pledgor has, and at all times hereafter during the term of this Agreement will continue to have, good and indefeasible title to the Pledged Collateral, free and clear of all pledges, liens, mortgages, hypothecations, security interests, charges, options, control agreements or other encumbrances or agreements whatsoever, except the lien and security interest created by this Agreement and the Loan Documents and the liens set forth in the Issuer’s Organizational Documents.  None of the Pledged Securities is subject to any voting agreement, shareholder agreement, voting trust, proxy or other agreement or arrangement with respect to voting or decision-making or any option or agreement for the sale or transfer of such Pledged Securities, except as set forth in the Organizational Documents.

(b) The Scheduled Equity Interests, as described on Schedule 1 hereto, constitute 100% of the Equity Interests of each Issuer.

4.2.  Validity of Security Interest.  The pledge of, security interest in and Lien on the Pledged Collateral granted to the Secured Party constitutes (a) a legal and valid security interest in all the Pledged Collateral to the extent required hereunder which secures the payment and performance of the Obligations, and (b) subject to delivery to the Secured Party of the certificated Pledged Securities with all necessary endorsements as described in Section 3.1 hereof and the filings and other actions described herein, a perfected security interest in all the Pledged Collateral of the Pledgor.  The pledge, security interest and Lien granted to the Secured Party pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a continuing security interest therein, prior to all other Liens on the Pledged Collateral.

4.3.  Defense of Claims; Transferability of Pledged Collateral.  The Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Secured Party and the priority thereof against all claims and demands of all Persons at any time claiming any interest therein materially adverse to the Secured Party.  There is no agreement, order, judgment or decree, and the Pledgor shall not enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with the Pledgor’s obligations or the rights of the Secured Party hereunder.

4.4.  Other Financing Statements; Control.  The Pledgor has not filed, nor authorized any third party to file (nor will there be), any valid or effective security agreement, pledge, financing statement or other similar filing or instrument covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Secured Party pursuant to this Agreement, the Gold and Silver Supply Agreement and the other Loan Documents, in favor of the Secured Party pursuant to the Loan Agreement.  No such financing statement or other similar filing or instrument covering or purporting to cover any interest of any kind in the Pledged Collateral is now on file in any public office, and the Pledgor has not heretofore filed or inserted any entries or notations in the books or share registry of any Pledged Subsidiary or the Pledgor evidencing any pledge of the Pledged Collateral. The Pledgor shall not execute, authorize or permit to be filed in any public office any security agreement, pledge, financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except in favor of the Secured Party as provided for hereunder and under the Loan Documents.  The Pledgor shall not cause or permit any Person other than the Secured Party to have possession of or control over any part of the Pledged Collateral.

4.5.  Due Authorization and Issuance.  All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable.  There is no amount or other obligation owing by the Pledgor to any Issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities.

4.6.  Preservation of the Issuers.

(a) The Pledgor shall not cause or permit (i) the cancellation or termination of any Organizational Document of an Issuer, (ii) the amendment, supplement or other modification of the Organizational Documents of an Issuer in any respect that could reasonably be expected to be materially adverse to the interests of the Secured Party,  or (iii) the amendment, supplement or other modification of the Organizational Documents of an Issuer in a manner that would deprive the holders of the Pledged Securities of ownership or control of such Issuer.

(b) The Pledgor shall not take, cause or permit any action to terminate, dissolve or liquidate any Issuer or commence or consent to the commencement of any proceeding seeking termination, dissolution or liquidation of an Issuer.

4.7.  Consents, etc.  During the occurrence and continuation of an Event of Default, in the event that the Secured Party desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Entity or any other person therefor, then, upon the reasonable request of the Secured Party, the Pledgor agrees to use its best efforts to assist and aid the Secured Party to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

4.8.  Defaults, etc.  The Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which the Pledgor is a party relating to the Pledged Securities pledged by it, and the Pledgor is not in violation of any other provisions of any such agreement to which the Pledgor is a party, or otherwise in default or violation thereunder.  No Pledged Securities pledged by the Pledgor are subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against the Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing Pledged Securities that have been delivered to the Secured Party) which evidence any Pledged Securities of the Pledgor.

4.9.  Pledged Collateral; Pledgor’s Name.  All information set forth herein, including the schedules hereto, and all information contained in any schedules and lists heretofore delivered to the Secured Party, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all respects.  The Pledgor’s full and complete legal name is accurately set forth in the preamble hereto.  The Pledgor shall not change the location of its principal place of business or chief executive office without the prior written consent of the Secured Party, not to be unreasonably withheld, except as previously disclosed to the Secured Party, provided that Pledgor promptly provides the Secured Party with written notice of the new address prior to the relocation of the chief executive office.

4.10.  Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  The Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the pledge and security interest granted by it to the Secured Party in respect of the Pledged Collateral have been or will be pursuant to Section 3.1 delivered to the Secured Party in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office necessary for the perfection of such interest.  The Pledgor agrees that at the sole cost and expense of the Pledgor, the Pledgor will take all actions necessary and otherwise cooperate with Secured Party to maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest to the extent required hereunder.

4.11.  Recitals.  The Recitals are true and correct in all respects.

ARTICLE V
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

5.1.  Pledge of Additional Securities Collateral.  The Pledgor shall, upon obtaining any Pledged Securities, accept the same in trust for the benefit of the Secured Party and promptly (but in any event within five (5) Business Days after receipt thereof) deliver to the Secured Party a pledge amendment, duly executed by the Pledgor, in substantially the form of Exhibit B hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 hereof in respect of the additional Pledged Securities which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities.  The Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral.  The Pledgor and the Secured Party agree that such additional Pledged Securities shall be, and shall be deemed to be, part of the Pledged Collateral and subject to the terms of this Agreement whether or not a Pledge Amendment is signed and delivered or this Agreement is otherwise amended to refer to such additional Pledged Securities.

5.2.  Voting Rights; Distributions; etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Loan Agreement, the Gold and Silver Supply Agreement or any other document evidencing the Obligations; provided, however, that the Pledgor shall not in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities of an Issuer shall be forthwith delivered to the Secured Party to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor and be promptly (but in any event within five (5) Business Days after receipt thereof) delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) So long as no Event of Default shall have occurred and be continuing, the Secured Party shall be deemed without further action or formality to have granted to the Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgor and at the sole cost and expense of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such instruments as the Pledgor may reasonably request in order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default:

(i) All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) The Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Secured Party appropriate instruments and documents as the Secured Party may request in order to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by the Pledgor contrary to the provisions of Section 5.2(c)(ii) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall immediately be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

ARTICLE VI
TRANSFERS

6.1. Transfers of Pledged Collateral.  The Pledgor shall not sell, convey, assign, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder, or agree to do or undertake any of the foregoing, or permit or cause any Issuer or any other Person to do or undertake any of the foregoing, except in favor of the Secured Party as provided for herein and as otherwise permitted under the Loan Agreement and the Gold and Silver Supply Agreement.

ARTICLE VII
EVENT OF DEFAULT

7.1.  Events of Default.  The occurrence of an event of default (howsoever defined) under the Gold and Silver Supply Agreement, the Loan Agreement or any other Loan Document constitutes an event of default hereunder (an “Event of Default”).

ARTICLE VIII
REMEDIES

8.1.  Remedies.  Upon the occurrence and during the continuance of any Event of Default, the Secured Party may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, whether in law or in equity, the following remedies:

(a) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Secured Party, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that, in the event that any such payments are made directly to the Pledgor, prior to receipt by any such obligor of such instruction, the Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Secured Party and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Secured Party;

(b) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of the Pledgor constituting Pledged Collateral for application to the Obligations;

(c) Retain and apply the Distributions to the Obligations;

(d) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral;

(e) Retain all or any portion of the Pledged Collateral in satisfaction of the Obligations, but only after providing any notices required by the UCC or other Governmental Requirement and otherwise complying with all Governmental Requirement.  Unless and until the Secured Party shall have provided such notices and complied with all Governmental Requirement in order to retain the Pledged Collateral in satisfaction of the Obligations, the Secured Party shall not be deemed to have retained any Pledged Collateral in satisfaction of any Obligations for any reason; and

(f) Exercise all the rights and remedies of a secured party on default under the UCC or other Governmental Requirement, whether available at law or in equity.  The Secured Party may also in its sole discretion sell, or assign the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as may be commercially reasonable.  To the extent permitted by Governmental Requirement, the Secured Party or any of their respective Affiliates may be the purchaser, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold or assigned at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale.  Each purchaser, assignee or recipient at any such sale shall acquire the property sold or assigned absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Secured Party shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Pledgor hereby waives, to the fullest extent permitted by Governmental Requirement, any claims against the Secured Party arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold or assigned at such a private sale was less than the price which might have been obtained at a public sale.

8.2.  Notice of Sale.  The Pledgor acknowledges and agrees that ten (10) Business Days’ prior notice to the Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be given to the Pledgor and such notice shall be commercially reasonable notification of such matters.

8.3.  Waiver of Notice and Claims.  The Pledgor hereby waives, to the fullest extent permitted by Governmental Requirement, notice or judicial hearing in connection with the Secured Party’s taking possession or the Secured Party’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Pledgor would otherwise have under law, and the Pledgor hereby further waives, to the fullest extent permitted by Governmental Requirement:  (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any Governmental Requirement.  Any sale of or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold or realized upon, or any part thereof, from, through or under the Pledgor.

8.4.  Certain Sales of Pledged Collateral.

(a) The Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Entity, including all applicable federal, provincial or state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Entity.  The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall not be deemed to have been made in other than a commercially reasonable manner by reason thereof and that, except as may be required by Governmental Requirement, the Secured Party shall have no obligation to engage in public sales or to delay the sale of any Pledged Securities for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the United States Securities Act of 1933 or under applicable state securities laws, even if such issuer would agree to do so.

(b) In connection with the Secured Party’s sale of any or all of the Pledged Securities, upon written request, the Pledgor shall from time to time furnish to the Secured Party all such information as the Secured Party may reasonably request in order to determine the number of securities included in the Pledged Securities which may be sold by the Secured Party as exempt transactions under applicable federal, provincial and state securities laws and the rules promulgated thereunder, as the same are from time to time in effect.

8.5.  No Waiver; Cumulative Remedies.

(a) No failure on the part of the Secured Party to exercise, no course of dealing with respect to, and no delay on the part of the Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.  All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Secured Party shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Pledgor, the Secured Party and Secured Party shall be restored to its respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Secured Party shall continue as if no such proceeding had been instituted.

8.6.  Application of Proceeds.  The proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of its remedies, including the proceeds of the sale of any of the Pledged Collateral or any part thereof, shall be applied, together with any other sums then held by the Secured Party pursuant to this Agreement, first toward the payment of any costs and expenses incurred by the Secured Party in enforcing this Agreement, in realizing on or protecting any Pledged Collateral and in enforcing or collecting any Obligations or any guaranty thereof, including, without limitation, the actual, reasonable attorneys’ fees and expenses incurred by the Secured Party (all of which costs and expenses are secured by the Collateral), all of which costs and expenses the Pledgor agrees to pay, and then as provided in the Loan Agreement.  Any amounts and any Pledged Collateral remaining after such application and after payment to the Secured Party of all of the Obligations in full shall be paid or delivered as required by law, or as a court of competent jurisdiction may direct.

ARTICLE IX
MISCELLANEOUS

9.1.  Concerning Secured Party.

(a) The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Secured Party, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Securities, whether or not the Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(b) The Secured Party shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

9.2.  Secured Party May Perform; Secured Party Appointed Attorney-in-Fact.

(a) If the Pledgor shall fail to perform any covenants contained in this Agreement or any other Loan Document (including the Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of the Pledgor under any Pledged Collateral) or if any representation or warranty on the part of the Pledgor contained herein shall be breached, the Secured Party may (but shall not be obligated to) advance funds on behalf of the Pledgor in order to insure the Pledgor’s compliance with any covenant in this Agreement or any other Loan Document; provided, however, that, the Secured Party shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which the Pledgor fails to pay or perform as and when required hereby and which the Pledgor does not contest in good faith.  Any and all amounts so expended by the Secured Party shall be paid by the Pledgor and shall become part of the Obligations.  Neither the provisions of this Section 9.2 nor any action taken by the Secured Party pursuant to the provisions of this Section 9.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.

(b) The Pledgor hereby appoints the Secured Party as its attorney-in-fact, with full power and authority in the place and stead of the Pledgor and in the name of the Pledgor, or otherwise, from time to time during the continuation of an Event of Default, in the Secured Party’s discretion, to take any action and to execute any instrument, document or agreement consistent with the terms of the Loan Agreement, the Gold and Silver Supply Agreement, this Agreement and the other Loan Documents which the Secured Party may deem necessary or advisable to accomplish the purposes hereof (but the Secured Party shall not be obligated to and shall have no liability to the Pledgor or any third party for failure to so do or take action).  The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

9.3.  Continuing Security Interest; Assignment.  This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party, its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (ii), Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party, herein or otherwise, subject however, to the provisions of the Loan Agreement.  The Pledgor agrees that its obligations hereunder and the pledge and security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of the Pledgor or otherwise.

9.4.  Termination; Release.  Upon (a) the complete and irrevocable payment and performance in full of the Obligations (other than for contingent Obligations for which no claim has been made), (b) the termination and discharge of the Loan Documents and (c) such time as there exists no commitment by Secured Party which could give rise to any Obligations (other than for contingent Obligations for which no claim has been made), this Agreement shall be terminated, the security interest in the Collateral shall be released, and Secured Party shall execute and deliver such releases and discharges of the security interests created hereby as Pledgor may reasonably request in writing, the cost and expense of which shall be paid by Pledgor.

9.5.  Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Loan

Agreement and unless in writing and signed by the Secured Party.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or the Loan Documents, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

9.6.  Notices.  All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five (5) Business Days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the Party receiving notice, if sent by facsimile, telecopy, electronic mail or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device).  Notices, demands, and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

If to Pledgor: Gryphon Gold Corporation 611 N Nevada Street Carson City, Nevada 89703 USA Attention: Lisanna Lewis Facsimile: (604) 608-3262
If to Secured Party: Waterton Global Value, L.P. Folio House, Road Town, Tortola, VG1110 British Virgin Islands Attention: Peter Poole Facsimile: (284) 494-8356/7422
9.7.      Choice of Law.  The performance and construction of this Agreement shall be governed by the internal laws of the State of Nevada.

9.8.  Waiver of Jury Trial.  THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR

ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BENEFICIARY OR THE PLEDGOR.  THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN AGREEMENT, THE GOLD AND SILVER SUPPLY AGREEMENT AND EACH OTHER LOAN DOCUMENTS (AS DEFINED IN THE LOAN AGREEMENT).

9.9.  Severability of Provisions.  Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

9.10.    Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  This Agreement may be validly executed and delivered by facsimile or other electronic transmission (including e-mail), and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as an original signature.

9.11.   Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

9.12. No Release.  Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Secured Party of any of the rights or remedies hereunder, shall relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor’s part to be so performed or observed or shall impose any liability (other than for gross negligence or willful misconduct) on the Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, the Gold and Silver Supply Agreement, the Loan Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith.  Anything herein to the contrary notwithstanding, neither the Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder.  The obligations of the Pledgor contained in this Section 9.12 shall survive the termination hereof and the discharge of the Pledgor’s other obligations under this Agreement, the Gold and Silver Supply Agreement, the Loan Agreement and the other Loan Documents.

9.13.  Indemnity and Expenses.  The Pledgor agrees to indemnify the Secured Party in its capacity hereunder to the extent not reimbursed by the Pledgor and without limiting the obligation of the Pledgor to do so from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loan Agreement) be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of the Pledged Securities, this Agreement, or any documents contemplated by or referred to herein, the transactions contemplated hereby or any action taken or omitted by the Secured Party under or in connection with any of the foregoing, or otherwise, unless arising from the gross negligence or willful misconduct of the Secured Party.

9.14.  Survival. All covenants, agreements, representations and warranties made hereunder or made in connection with this Agreement and the other Loan Documents shall survive the execution and delivery of this Agreement, and shall continue in full force and effect until the security interest created herein is discharged.

9.15.  Joint and Several Liability.  The Pledgor, the Guarantor and the other Credit Parties are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each such party has a direct, tangible and immediate impact on the success of the other parties.  The Pledgor will derive substantial and immediate direct and indirect benefit from the Loan Agreement, the Loan Documents and the transactions entered into in connection therewith.  The Pledgor expressly waives any right to revoke, terminate or suspend this Agreement and acknowledges that it entered into such Agreement in contemplation of the benefits that it would receive by the Loan Agreement and the other Loan Documents.

9.16.  Acknowledgments.   The Pledgor hereby acknowledges that:

(a) it has been advised by its own legal counsel in the negotiation, preparation, execution and delivery of this Agreement and each other Loan Document;

(b) this Agreement shall not be construed against any party or more favorably in favor of any party based upon which party drafted the same, it being agreed and acknowledged that all parties contributed substantially to the negotiation and preparation of this Agreement;

(c) the Secured Party has no fiduciary relationship with or duty to the Pledgor, and the relationship between the Secured Party, on the one hand, and the Pledgor, on the other hand, in connection herewith is solely that of creditor and debtor; and

(d) this Agreement does not create a joint venture or partnership among the parties hereto, and no joint venture, partnership or other fiduciary relationship exists, or shall be deemed to exist, among the Secured Party and the Pledgor.

9.17.  Obligations Absolute.  All obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Credit Party;

(ii) any lack of validity or enforceability of the Gold and Silver Supply Agreement, the Loan Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of, supplement to or any consent to any departure from the Gold and Silver Supply Agreement, the Loan Agreement or any other Loan Document, or any renewal or restatement of the Loan Agreement or any other Loan Document or any amount owing thereunder, or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(v) whether the Pledgor’s liability is joint, several, or joint and several, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Credit Parties, without preference or distinction among them;

(vi) whether the Pledgor’s liability is as a borrower, maker, acceptor, guarantor, surety, accommodation party or otherwise, it being the intention of the parties hereto that each Credit Party is liable for the Obligations as a primary obligor, independent of the liability or obligations of any other Credit Party;

(vii) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Gold and Silver Supply Agreement, the Loan Agreement or any other Loan Document, with respect to the Pledgor or any other Credit Party, except as specifically set forth in a waiver granted pursuant to the provisions of Section 9.5 hereof; or

(viii) to the extent not prohibited by Governmental Requirement, any other circumstance, event, occurrence, defense or legal or equitable theory which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

[remainder of this page intentionally blank]

IN WITNESS WHEREOF, the Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

PLEDGOR: GRYPHON GOLD CORPORATION, a Nevada corporation

By: ______________________________
Name:
Title:

SECURED PARTY: WATERTON GLOBAL VALUE, L.P. by its Investment Manager, Altitude Management Limited

By: ______________________________
Authorized Signatory

[Signature Page to Pledge Agreement]

EXHIBIT A
[Form of]

ACKNOWLEDGEMENT AND UNDERTAKING
(Pledge Agreement)

To:           WATERTON GLOBAL VALUE, L.P.

Reference is hereby made to that Pledge Agreement, dated as of March 20, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), made by Gryphon Gold Corporation, a corporation incorporated and existing under the laws of Nevada (the “Pledgor”) in favor of Waterton Global Value, L.P. (the “Secured Party”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

In consideration of the payment to the undersigned, [Name of Entity], a corporation organized and existing under the laws of the State of [State] (the “Company”), of the sum of $10 and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby:

(a)           acknowledges receipt of a signed copy of the Pledge Agreement;

(b)           covenants and agrees with the Secured Party (i) to be bound by the terms of the Pledge Agreement and to comply with the terms thereof insofar as such terms are applicable to it, (ii) to take all actions, undertakings and proceedings as may be required of it to ensure that the Secured Party obtains the full benefit of the Pledge Agreement and the rights and remedies thereunder, and (iii) to maintain its separate existence and to not merge or consolidate with any Person, sell all or substantially all of its assets, or initiate or commence any action or proceeding for the termination, dissolution or liquidation of the Company, except as permitted under the Loan Agreement;

(c)           covenants and agrees to register and record in the Company’s books, records and share registry (i) the pledge of the shares of the Company pursuant to the Pledge Agreement and (ii) any and all share transfers to the Secured Party or its nominee in respect of the shares of the Company, which are submitted to the Company by the Secured Party; and

(d)           covenants and agrees to execute and deliver such documents and instruments, and to undertake and perform all such further actions as may be reasonably necessary or desirable by the Secured Party to carry out the intent and to effect the purposes of the Pledge Agreement.

A-1

Executed and Delivered by the Company on _____________, 2012.

[NAME OF COMPANY], a [State] corporation,

By: ______________________________
Name: Title:

A-2

EXHIBIT B
[Form of]

PLEDGE AMENDMENT

This Pledge Amendment, dated as of [                    ], is delivered pursuant to Section 5.1 of the Pledge Agreement, dated as of March 20, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), by Gryphon Gold Corporation, a corporation incorporated and existing under the laws of Nevada (the “Pledgor”) in favor of Waterton Global Value, L.P. (the “Secured Party”).  The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement and that the Pledged Securities listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

PLEDGOR: GRYPHON GOLD CORPORATION

By: ______________________________
Name:
Title:

SECURED PARTY: WATERTON GLOBAL VALUE, L.P. by its Investment Manager, Altitude Management Limited

By: ______________________________
Authorized Signatory

B-1

Schedule 1

Description of Pledged Securities

ISSUER	DESCRIPTION OF EQUITY INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Borealis Mining Company	Common Stock	$0.001	1	100	0.01%
Borealis Mining Company	Common Stock	$0.001	2	849,900	84.99%
Borealis Mining Company	Common Stock	$0.001	3	37,500	3.75%
Borealis Mining Company	Common Stock	$0.001	4	37,500	3.75%
Borealis Mining Company	Common Stock	$0.001	5	37,500	3.75%
Borealis Mining Company	Common Stock	$0.001	6	37,500	3.75%

Schedule 1